UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2012

(Exact name of registrant as specified in charter)

OHIO	001-11302	34-6542451
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

127 Public Square

Cleveland, Ohio 44114-1306

(Address of principal executive offices and zip code)

(216) 689-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Compensatory Arrangement of Certain Officers

On October 23, 2012, Tom Stevens, KeyCorp’s Vice Chair and Chief Administrative Officer, announced that he will retire as a member of KeyCorp’s Board of Directors effective as of KeyCorp’s 2013 annual meeting of shareholders (May 16, 2013) and as Chief Administrative Officer on June 30, 2013. A copy of the press release announcing Mr. Stevens’ retirement is attached as Exhibit 99.1 hereto. Mr. Stevens will retire in connection with the elimination of the position of chief administrative officer, and he will be entitled to receive base salary and continuing Key health insurance benefits for twelve months (subject to any applicable deferral and/or clawback requirements for compensation).

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1 Press release dated October 25, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEYCORP
(Registrant)

Date: October 29, 2012	/s/ Paul N. Harris
	By:	Paul N. Harris
Secretary and General Counsel